Prospectus supplement dated December 5, 2014
to the following prospectus(es):
Newport PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following investment option(s) are only available to contracts issued prior to December 31, 2014:
•	Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
GWP-0515